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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Commercial Metals Company on Form S-3 of our reports dated October 19, 1995, appearing in the Annual Report on Form 10-K of Commercial Metals Company for the year ended August 31, 1994 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

Deloitte & Touche LLP
Dallas, Texas
June 30, 1995